SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2005

Cagle's, Inc.

(Exact name of registrant as specified in its charter)

Georgia              1-7138                    58-0625713

(State or other    (Commission File Number)   (I.R.S. Employer

 jurisdiction of                              Identification No.)

 incorporation)

 2000 Hills Avenue, N.W., Atlanta, Ga.               30318

(Address of principal executive offices)          (Zip Code)

            (404) 355-2820

 (Registrants telephone number, including area code)

              Not applicable.

(Former name or former address, if changed since last report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____  Written communications pursuant to Rule 425 under the Securities Act

       (17 CFR 230.425)

____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      (17 CFR 240.14a-12)

____  Pre-commencement communications pursuant to Rule 14d-2(b) under the

      Exchange Act (17 CFR 240.14d-2(b))

____  Pre-commencement communications pursuant to Rule 13e-4(c) under the

      Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

Ex-99.1 Press Release dated August 4, 2005

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Table of Contents

Section 2  Financial Information

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2005, the Registrant issued a press release announcing its earnings for its fiscal quarter ended July 2, 2005. The press release is furnished herewith as Exhibit 99.1.  The information in the press release and transcript is not to be considered filed for purposes of the Securities

Exchange Act of 1934.

Section 9.   Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c) The following exhibits are filed with this Current Report:

Exhibit No.

   Description

99.1           Press release of Cagle's, Inc. dated August 4, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle's, Inc.

(Registrant)

Date: August 4, 2005

By:   /s/  Mark M. Ham IV

 Mark M. Ham IV

 Chief Financial Officer